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		     SECURITIES AND EXCHANGE COMMISSION
			  Washington, D. C.   20549


				 FORM 8-K


			      CURRENT REPORT

		    Pursuant to Section 13 or 15(d) of
		   The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   April 17, 2002
						   --------------
Commission File Number 0-5544

			 OHIO CASUALTY CORPORATION
	   (Exact name of registrant as specified in its charter)

				   OHIO
       (State or other jurisdiction of incorporation or organization)

				31-0783294
		   (I.R.S. Employer Identification No.)

		    9450 Seward Road, Fairfield, Ohio
		(Address of principal executive offices)

				  45014
			       (Zip Code)

			     (513) 603-2400
		     (Registrant's telephone number)


			     Not Applicable
      (Former name or former address, if changed since last report)




			   Exhibit Index - Page 3

			      Page 1 of 3 Pages
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ITEM 5. Other Events
------  ------------

On April 17, 2002, Ohio Casualty Corporation announced the election of Philip
G. Heasley, Ralph S. Michael III, and Jan H. Suwinski to its Board of Directors. The new directors will replace retiring directors Vaden Fitton, Arthur J. Bennert, and Wayne R. Embry.

A copy of the press release issued by Ohio Casualty Corporation on April 17, 2002, announcing the election is attached as Exhibit 99 and is incorporated herein by reference.



ITEM 7. Financial Statements and Exhibits
------  ---------------------------------

Exhibit No.     Description
----------      -----------

    99 Press release dated April 17, 2002, announcing Ohio Casualty Corporation's election of Philip G. Heasley, Ralph S. Michael III, and Jan H. Suwinski to the Corporation's Board of Directors.




				 SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


					    OHIO CASUALTY CORPORATION
					    -------------------------
						   (Registrant)




April 17, 2002                              /s/Debra K. Crane
					    --------------------------------
					    Debra K. Crane, Senior Vice
					    President and General Council




			      Page 2 of 3 Pages

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				EXHIBIT INDEX


			 Current Report on Form 8-K
			    Dated April 17, 2002


Exhibit No.      Description
----------       -----------

    99 Press release dated April 17, 2002, announcing Ohio Casualty Corporation's election of Philip G. Heasley, Ralph S. Michael III, and Jan H. Suwinski to the
		 Corporation's Board of Directors.







			    Page 3 of 3 Pages